SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 9, 1997


                              WACHOVIA CORPORATION
     -----------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


      NORTH CAROLINA                No. 1-9021      No.  56-1473727
---------------------------------   ------------    ---------------------------
(State or other jurisdiction of     (Commission          (IRS employer
incorporation)                       File Number)      Identification No.)


100 NORTH MAIN STREET, WINSTON-SALEM, NC                    27101
191 PEACHTREE STREET NE, ATLANTA, GA                        30303
---------------------------------------             ---------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:

         WINSTON-SALEM                                    910-770-5000
         ATLANTA                                          404-332-5000


                                 Not applicable
                                 --------------
          (Registrant's former address of principal executive offices)



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Item 5.  Other Events.

         On June 9, 1997, Wachovia Corporation, a North Carolina corporation (the "Registrant"), entered into an Agreement and Plan of Merger by and between the Registrant and Jefferson Bankshares, Inc., a Virginia corporation ("Jefferson"), for a tax-free merger of the two companies pursuant to which each outstanding share of common stock, par value $2.50 per share, of Jefferson would be converted into .625 shares of common stock, par value $5.00 per share, of the Registrant (the "Proposed Merger").

         This current report on Form 8-K, including the investor materials, contains forward-looking statements that involve risk and uncertainty. The Registrant notes that a variety of factors could cause the Registrant's actual results and experience to differ materially form the anticipated results or other expectations expressed in the corporations's forward-looking statements.

         The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the Registrant's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the Registrant of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer business requirements, Congressional legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this report are cautioned not to place undue reliance on forward- looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              99.1 Press release dated June 10, 1997 announcing the Proposed Merger.

              99.2 Investor presentation materials used by the Registrant on June 10, 1997 relating to the Proposed Merger.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date  June 10, 1997

                                           WACHOVIA CORPORATION


                                           By:/s/ Kenneth W. McAllister
                                              ----------------------------
                                              Name:  Kenneth W. McAllister
                                              Title: Executive Vice-President



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